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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 33-29915, 33-37162, 33-71778 and 333-27543)
pertaining to the 1988 Incentive Equity Plan of Cliffs Drilling Company of our report dated February 17, 1999, with respect to the consolidated financial statements of Cliffs Drilling Company included in the Annual Report (Form 10-K) for the year ended December 31, 1998.


                                         /s/ ERNST & YOUNG LLP

Houston, Texas
March 25, 1999